INFORMATION STATEMENT

                                  SCHEDULE 14C
                                  (RULE 14C-101)

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

     [ ] Preliminary Information Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
         14c-5(d)(2))
     [X] Definitive Information Statement

                                  NEWAVE, INC.
                  (Name of Registrant As Specified in Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

     [X] No Fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
(1)  Title  of  each  class  of  securities  to  which  transaction  applies:
(2)  Aggregate  number  of  securities  to  which  transaction  applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and state how it was determined):
(4)  Proposed  maximum  aggregate  value  of  transaction:
(5)  Total  fee  paid:

     [ ] Fee  paid  previously  with  preliminary  materials
     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount  Previously  Paid:
(2)  Form,  Schedule  or  Registration  Statement  No.:
(3)  Filing  Party:
(4)  Date  Filed:
                                  NEWAVE, INC.
                           30 S. LaPatera Lane, Suite 7
                                Goleta, CA  90802
                                 (805) 964-9126
TO  OUR  STOCKHOLDERS:
The purpose of this letter is to inform you that we intend to amend our Articles of Incorporation by written consent of our stockholders to change our name to "CommercePlanet, Inc."
WE ARE NOT ASKING FOR YOUR PROXY. Because the written consent of a majority of stockholders satisfies any applicable stockholder voting requirement of the California Law and our Amended and Restated Articles of Incorporation and By-Laws, we are not asking for a proxy and you are not requested to send one. The accompanying Information Statement is for information purposes only and explains the terms of the amendments to our Amended and Restated Articles of Incorporation. Please read the accompanying Information Statement carefully. By Order of the Board of Directors,

                                        /s/Michael  Hill
                                        ----------------------------
                                        Michael  Hill
                                        Chief  Executive  Officer

April  25,  2006

                                  NEWAVE, INC.
                          30 S. LaPatera Lane, Suite 7
                                Goleta, CA  90802
                                 (805) 964-9126


                              INFORMATION STATEMENT
                              ---------------------
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement was mailed on or about April 25, 2006 to the stockholders of record of NeWave, Inc., at the close of business on December 22, 2005 (the "Record Date"). This Information Statement is being sent to you for information purposes only. No action is requested on your part.

This Information Statement is being furnished to our stockholders to inform you of the adoption of a resolution by written consent by the holders of a majority of the outstanding shares of our common stock, par value $.001. The resolution adopted by such holders of a majority of the outstanding common stock gives us the authority to amend our Amended and Restated Articles of Incorporation to change our name to "CommercePlanet, Inc."

VOTING  INFORMATION

As of the Record Date of December 22, 2005, we had authorized 300,000,000 shares of common stock, of which 39,094,633 shares were issued and outstanding. Each share of common stock has one vote.

A majority of votes representing 55.6% of votes cast by holders of our common stock have executed a written consent in favor of the action described above. This consent satisfies the stockholder approval requirement for the proposed action. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposal will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to stockholders. We anticipate that the actions contemplated herein will be affected on or about the close of business on May 17, 2006.

IMPLEMENTATION  OF  THE  PROPOSAL

Our Board of Directors has adopted resolutions authorizing us to amend our Amended and Restated Articles of Incorporation to change our name to "CommercePlanet, Inc. We intend to change our name in order to better reflect our operations.

The currently outstanding stock certificates evidencing shares of our common stock bearing the name "NeWave, Inc." will continue to be valid and represent shares of our common stock following the name change. In the future, new certificates will be issued bearing our new name, but this will not effect the validity of your current stock certificates.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth, to our knowledge, certain information concerning the beneficial ownership of our common stock as of December 22, 2005 by each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, each current director and executive officer and all of our directors and current executive officers as a group:

NAME AND TITLE OF BENEFICIAL OWNER. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  TOTAL        PERCENTAGE

Michael Hill(a)  30 S. LaPatera Ln., Suite 7, Golata, CA  90802   . . . . . . . . . . . . .    8,040,000       20.57%
-------------------------------------------------------------------------------------------  -----------  -----------
Barrett Evans(b)  301 East Ocean Blvd., Long Beach, CA 90802. . . . . . . . . . . . . . . .   34,121,596       53.55%
-------------------------------------------------------------------------------------------  -----------  -----------
Michael A. Novielli(c) 100   Mill  Plain  Rd., 3rd Floor, Danbury, CT 06811 . . . . . . . .   63,026,234       64.19%
-------------------------------------------------------------------------------------------  -----------  -----------
Douglas Leighton(d) 50 Commonwealth Ave., Boston, MA 02116. . . . . . . . . . . . . . . . .   63,026,234       64.19%
-------------------------------------------------------------------------------------------  -----------  -----------
Theodore J. Smith(e) 50 Commonwealth Ave., Boston, MA 02116 . . . . . . . . . . . . . . . .            0        0.00%
-------------------------------------------------------------------------------------------  -----------  -----------
Dutchess Private Equities Fund, LP (f), 50 Commonwealth Ave., Boston, MA 02116. . . . . . .    9,442,856       19.53%
-------------------------------------------------------------------------------------------  -----------  -----------
Dutchess Private Equities Fund II, LP (g), 50 Commonwealth Ave., Boston, MA 02116 . . . . .   18,470,261       32.21%
-------------------------------------------------------------------------------------------  -----------  -----------
Dutchess Advisors, LLC (h), 50 Commonwealth Ave., Boston, MA 02116. . . . . . . . . . . . .    3,600,000        9.21%
-------------------------------------------------------------------------------------------  -----------  -----------
eFund Capital Partners, LLC (i) 301 East Ocean Blvd. Suite 640, Long Beach, CA 90802. . . .   12,560,798       27.85%
-------------------------------------------------------------------------------------------  -----------  -----------
eFund Small-Cap Fund, LP (j) 301 East Ocean, Suite 640, Long Beach, CA 90802. . . . . . . .    4,188,889       10.41%
-------------------------------------------------------------------------------------------  -----------  -----------
All directors and current executive officers as a group (5 Persons) . . . . . . . . . . . .  136,700,947       88.63%
-------------------------------------------------------------------------------------------  -----------  -----------


(a)  Mr.  Hill  owns  8,040,000  shares  of  common  stock.

(b)  Mr.  Evans  may  acquire 750,000 shares of common stock within 60 days through the exercise of warrants.  He may also  acquire 16,621,909 shares of common stock within 60 days through the conversion of debentures. In addition, Mr.
Evans  is  the  managing member of eFund Capital Partners, LLC and eFund Small-Cap Fund, LP.  The securities owned by those  entities  are  attributable  to  Mr.  Evans,  and  are  listed  below  in  note  (i)  and  note  (j).

(c)  Mr.  Novielli  may acquire 3,171,000 shares of common stock within 60 days through the exercise of warrants.  He may also acquire 28,342,117 shares of common stock within 60 days through the conversion of debentures.  In addition,
Mr.  Novielli  is  a  managing  member  of  Dutchess  Capital  Management,  LLC  which  acts  as general  partner  to
Dutchess  Private  Equities  Fund,  LP,  Dutchess  Private  Equities  Fund II, LP,  and  Dutchess  Advisors, LLC. The
securities  owned  by those entities are attributable to Mr. Novielli, and are listed below in note (f), note (g) and note  (h).

(d)  Mr.  Leighton  may acquire 3,171,000 shares of common stock within 60 days through the exercise of warrants.  He may also acquire 28,342,117 shares of common stock within 60 days through the conversion of debentures.  In addition,
Mr.  Leighton  is  a  managing  member  of  Dutchess  Capital Management which acts as general  partner  to  Dutchess
Private  Equities Fund LP, Dutchess Private Equities Fund II, LP,  and  Dutchess  Advisors, LLC. The securities owned by  those  entities  are  attributable  to  Mr.  Novielli,  and  are listed below in note (f), note (g) and note (h).


(e)  Our  director,  Theodore  Smith,  is  the  Executive  Vice  President  of  Dutchess  Advisors,  LLC.

(f)  Dutchess  Private Equities Fund, LP owns 157,500 shares of common stock. Dutchess Private Equities Fund, LP also may  acquire  up  to  1,275,000  shares of common stock within 60 days through the exercise of warrants. In addition,
Dutchess Private Equities Fund, LP may acquire 8,010,356 shares of common stock within 60 days through the conversion of debentures.  Mr. Leighton and Mr. Novielli are managing members of Dutchess  Capital  Management, LLC  which  acts as  general  partner  to  Dutchess  Private Equities  Fund,  LP  and  have sole voting and dispositive power over the shares  owned  by  Dutchess  Private  Equities  Fund,  LP.

(g)  Dutchess Private Equities Fund II, LP owns 179,750 shares of common stock. Dutchess Private Equities Fund II, LP also may acquire up to 1,896,000 shares of common stock within 60 days through the exercise of warrants. In addition,
Dutchess  Private  Equities  Fund  II,  LP  may  acquire 16,394,511 shares of common stock within 60 days through the conversion  of  debentures.  Mr. Leighton and Mr. Novielli are managing members of Dutchess  Capital  Management, LLC which  acts  as  general  partner  to  Dutchess Private Equities  Fund II,  LP  and  have sole voting and dispositive power  over  the  shares  owned  by  Dutchess  Private  Equities  Fund  II,  LP.


(h)  Dutchess  Advisors  LLC  owns  3,600,000  shares  of  common  stock.  Dutchess Advisors LLC is controlled by Mr.
Novielli  and  Mr.  Leighton.

(i)  eFund  Capital Partners owns 6,501,250 shares of common stock.  eFund Capital Partners may acquire up to 450,000 shares  of  common  stock  within  60  days through the exercise of warrants. In addition, eFund Capital Partners may acquire  5,609,548  shares  of common stock within 60 days through the conversion of debentures. Barrett Evans is the managing  member  of  eFund  Capital Partners, LLC and has sole voting and dispositive power over the shares owned by
eFund  Capital  Partners  LLC.

(j) eFund Small-Cap Fund, LP owns 3,000,000 shares of common stock. eFund Small-Cap Fund LP may acquire up to 300,000 shares  of  common  stock  within  60  days  through the exercise of warrants.  In addition, eFund Small-Cap Fund may acquire  888,889  shares  of  common stock within 60 days through the conversion of debentures.  Barrett Evans is the managing  member  of  eFund  Small Cap Fund and has sole voting and dispositive power over the shares owned by eFund.


                                     EXHIBIT A
                              ARTICLES OF AMENDMENT
                                     TO THE
                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                                   NEWAVE, INC
                                   -----------

NeWave, Inc., a corporation organized and existing under Utah's Business Corporation Act (the "Corporation"), DOES HEREBY CERTIFY:
ONE: The following amendment of the Amended and Restated Articles of Incorporation was approved by the shareholders of the corporation on December
22,  2005  in  the  manner  required  by  the  Amended  and Restated Articles of
Incorporation:

(1) RESOLVED, that Article First of the Amended and Restated Articles of Incorporation of NeWave, Inc. is hereby amended to read as follows:
"FIRST:  The  name  of  the  corporation  is  CommercePlanet,  Inc."
TWO: The amendment to this Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section
607.1006  of  the  Florida  Statutes.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer this [date].
NEWAVE,  INC.
By:

/s/Michael  Hill
----------------------------
Michael  Hill
Chief  Executive  Officer